              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Preliminary Additional Materials
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.149-11(c) or Section 240.14

       Morgan Stanley Insured Municipal Trust
       Morgan Stanley Insured Municipal Bond Trust
       Morgan Stanley Insured Municipal Income Trust
       Morgan Stanley California Insured Municipal Income Trust
       Morgan Stanley Quality Municipal Income Trust
       Morgan Stanley Quality Municipal Investment Trust

       ------------------------------------------
       (Name of Registrant as Specified in its Charter)

       Lou Anne D. McInnis
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

    Payment of Filing Fee (check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

5)  Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                     MORGAN STANLEY INSURED MUNICIPAL TRUST
                   MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
                  MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
            MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                  MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
                MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST


                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                           TO BE HELD OCTOBER 29, 2003

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST, and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST, (individually, a "Trust" and, collectively, the "Trusts"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in Room 209, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020, on October 29, 2003 at 9:00 a.m., New York City time, for the following purposes:


MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

     1. For MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST, to elect three Trustees to serve until the year 2006 Annual Meeting of each Trust and for MORGAN STANLEY INSURED MUNICIPAL BOND TRUST, MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST and MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST, to elect three Trustees to serve until the year 2006 Annual Meeting of each Trust and to elect two Trustees to serve until the year 2005 Annual Meeting of each Trust, or, in each case, until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Meetings or any adjournments thereof.


MATTERS TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

     For MORGAN STANLEY INSURED MUNICIPAL TRUST, MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST, to elect one (1) Trustee to serve until the year 2006 Annual Meeting of each Trust or, in each case, until his successor shall have been elected and qualified.

     Shareholders of record of each Trust as of the close of business on July 31, 2003 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                   BARRY FINK
                                   Secretary
September 9, 2003
New York, New York


--------------------------------------------------------------------------------
                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                     MORGAN STANLEY INSURED MUNICIPAL TRUST
                   MORGAN STANLEY INSURED MUNICIPAL BOND TRUST
                  MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
            MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST
                  MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST
                MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST

              1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020


                                -----------------
                              JOINT PROXY STATEMENT
                                -----------------


                         ANNUAL MEETINGS OF SHAREHOLDERS

                                OCTOBER 29, 2003


     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY INSURED MUNICIPAL TRUST ("IMT"), MORGAN STANLEY INSURED MUNICIPAL BOND TRUST ("IMB"), MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST ("IIM"), MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST ("IIC"), MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST ("IQI") and MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST ("IQT") (individually, a "Trust" and, collectively, the "Trusts") for use at the Annual Meetings of Shareholders of the Trusts to be held jointly on October 29, 2003 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about September 12, 2003.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares ("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all shareholders ("Shareholders") with respect to each Trust, and for the nominee to be elected by only the preferred shareholders ("Preferred Shareholders") of each respective Trust set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trusts, execution and delivery of a later dated proxy to the Secretary of the Trusts (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record of each Trust as of the close of business on July 31, 2003, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. No person was known to own as much as 5% of the outstanding shares of any of the Trusts on that date. The percentage ownership of shares of each Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The table below sets forth the total number of Common Shares and Preferred Shares outstanding for each Trust as of the Record Date:


                                    NUMBER OF COMMON      NUMBER OF PREFERRED
                                   SHARES OUTSTANDING     SHARES OUTSTANDING
                                          AS OF                  AS OF
                                      JULY 31, 2003          JULY 31, 2003
NAME OF TRUST                         (RECORD DATE)          (RECORD DATE)
-------------                         -------------          -------------
IMT ...........................        20,262,084                2,600
IMB ...........................         4,578,640                  600
IIM ...........................        24,552,547                3,100
IIC ...........................        12,131,579                1,300
IQI ...........................        28,185,520                4,160
IQT ...........................        16,408,220                2,100

     The cost of soliciting proxies for the Meeting of each Trust, consisting principally of printing and mailing expenses, will be borne by each respective Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trusts, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust (or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Trust may employ Alamo Direct Mail Services Inc. ("Alamo") for mailing, tabulating and making telephone calls reminding shareholders to vote, the cost of which will be borne by each respective Trust. In the event it appears that the required number of votes to achieve quorum is not received, each Trust may utilize D.F. King & Co., Inc. ("D.F. King") to obtain the necessary votes to achieve quorum at a cost of approximately $3,000 to each Trust plus expenses as outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, D.F. King, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include

$6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon shareholder request, which would be borne by each respective Trust. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact.


                      ELECTION OF TRUSTEES FOR EACH TRUST

     The number of Trustees of each Trust has been fixed by the Trustees, pursuant to each Trust's Declaration of Trust, at ten. At the Meetings, pursuant to each Trust's Declaration of Trust, three nominees for IMT, IQI and IQT and five nominees for IMB, IIM and IIC are to be elected to each Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares of each respective Trust voting together as a single class. Additionally, pursuant to each respective Trust's Declaration of Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), one nominee Trustee for IMT, IQI and IQT is to be elected to the Board of Trustees of each respective Trust by the holders of the Preferred Shares of each of those Trusts voting separately as a single class, all as set forth below:

IMT, IQI and IQT--                          IMB, IIM, and IIC--


Until the year 2006 Annual Meeting          Until the year 2005 Annual Meeting
----------------------------------          ----------------------------------

By all Shareholders:                        By all Shareholders:
 Wayne E. Hedien                             Joseph J. Kearns
 Joseph J. Kearns                            Fergus Reid
 Fergus Reid
                                            Until the year 2006 Annual Meeting
                                            ----------------------------------
By only Preferred Shareholders:             By all Shareholders:
 Manuel H. Johnson                           Edwin J. Garn
                                             Michael E. Nugent
                                             Philip J. Purcell

     Seven of the current ten Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trusts, as that term is defined in the 1940 Act. The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "Interested Trustees," that is, Trustees who are "interested persons" (as that term is defined in the 1940 Act) of the Trusts and Morgan Stanley Investment Advisors and thus, are not Independent Trustees. The nominees for election as Trustee have been proposed by the Trustees now serving, or in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards, except for Messrs. Kearns and Reid, have been previously elected by the Shareholders of the Trusts.

     The nominees of the Boards of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for IMT, IQI and IQT-- Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns and Fergus Reid; for IMB, IIM and IIC-- Edwin J. Garn, Joseph J. Kearns, Michael E. Nugent, Philip J. Purcell and Fergus Reid. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Trust may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Trust, the election of the nominees listed above to be elected by all Shareholders requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting (Common Shares and Preferred Shares voting together as a single class). The election of the nominee listed above to be elected by only the Preferred Shareholders of each Trust requires the approval of a majority of the Preferred Shares of the Trust represented and entitled to vote at the Meeting (voting separately as a single class).

     Pursuant to the provisions of the Declaration of Trust of each Trust, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Trust previously has determined that any nominee for election as Trustee for each Trust will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson, Kearns and Reid; and Class III--Messrs. Garn, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In addition, pursuant to each Trust's Declaration of Trust and the 1940 Act, the Board of each Trust previously determined that one of the Class I Trustees and one of the Class II Trustees will be designated as Trustees to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and Manuel H. Johnson serve as Trustees of each Trust's Board of Trustees on behalf of the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Trustees in Class II for IMT, IQI and IQT and the Trustees in Class III for IMB, IIM and IIC are standing for election at the Meetings and, if elected, will serve until the year 2006 Annual Meetings, or, in each case, until their successors shall have been elected and qualified. In addition, with respect to IMB, IIM and IIC, Messrs. Kearns and Reid in Class II are standing for election at the Meetings and, if elected, will serve until the year 2005 Annual Meetings, or, in each case, until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     The Board of each Trust consists of ten trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). The table below sets forth the following information as of July 31, 2003, regarding the nominees for election as Trustee, and each of the other Trustees (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Trusts, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee, and other directorships, if any, held by the Trustees. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Advisor and any funds that have an investment advisor that is an affiliated person of the Investment Advisor (including, but not limited to, Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).

INDEPENDENT TRUSTEES


                            POSITION(S)     LENGTH OF
 NAME, AGE AND ADDRESS OF    HELD WITH        TIME
    INDEPENDENT TRUSTEE      THE TRUSTS      SERVED*
-------------------------- ------------- --------------
Michael Bozic (62)         Trustee       Since
c/o Mayer, Brown, Rowe                   April 1994
& Maw LLP
Counsel to the
Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (70)         Trustee       Since
c/o Summit Ventures LLC                  January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)       Trustee       Since
c/o Mayer, Brown, Rowe                   September
& Maw LLP                                1997
Counsel to the
Independent Trustees
1675 Broadway
New York, NY



                                                                       NUMBER OF
                                                                     PORTFOLIOS IN
                                                                         FUND
                                                                        COMPLEX
 NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE                 PAST 5 YEARS**                BY TRUSTEE            BY TRUSTEE
-------------------------- ---------------------------------------- -------------- ---------------------------
Michael Bozic (62)         Retired; Director or Trustee of the            216      Director of Weirton Steel
c/o Mayer, Brown, Rowe     Retail Funds and TCW/DW Term                            Corporation.
& Maw LLP                  Trust 2003 (since April 1994) and the
Counsel to the             Institutional Funds (since July 2003);
Independent Trustees       formerly Vice Chairman of Kmart
1675 Broadway              Corporation (December 1998-October
New York, NY               2000), Chairman and Chief Executive
                           Officer of Levitz Furniture
                           Corporation (November 1995-
                           November 1998) and President
                           and Chief Executive Officer of
                           Hills Department Stores
                           (May 1991-July 1995); formerly
                           variously Chairman, Chief Executive
                           Officer, President and Chief Operating
                           Officer (1987-1991) of the Sears
                           Merchandise Group of Sears,
                           Roebuck & Co.

Edwin J. Garn (70)         Director or Trustee of the Retail              216      Director of Franklin
c/o Summit Ventures LLC    Funds and TCW/DW Term Trust 2003                        Covey (time management
1 Utah Center              (since January 1993) and the                            systems), BMW Bank of
201 S. Main Street         Institutional Funds (since July 2003);                  North America, Inc.
Salt Lake City, UT         member of the Utah Regional                             (industrial loan
                           Advisory Board of Pacific Corp.,                        corporation), United
                           formerly United States Senator                          Space Alliance (joint
                           (R-Utah) (1974-1992) and Chairman,                      venture between Lockheed
                           Senate Banking Committee                                Martin and the Boeing
                           (1980-1986), Mayor of Salt Lake City,                   Company) and Nuskin
                           Utah (1971-1974), Astronaut, Space                      Asia Pacific (multilevel
                           Shuttle Discovery (April 12-19, 1985),                  marketing); member of the
                           and Vice Chairman, Huntsman                             board of various civic and
                           Corporation (chemical company).                         charitable organizations.

Wayne E. Hedien (69)       Retired; Director or Trustee of the            216      Director of The PMI
c/o Mayer, Brown, Rowe     Retail Funds and TCW/DW Term                            Group Inc. (private
& Maw LLP                  Trust 2003 (since September 1997)                       mortgage insurance);
Counsel to the             and the Institutional Funds (since                      Trustee and Vice
Independent Trustees       July 2003); formerly associated with                    Chairman of The Field
1675 Broadway              the Allstate Companies (1966-1994),                     Museum of Natural
New York, NY               most recently as Chairman of                            History; director of
                           The Allstate Corporation                                various other business and
                           (March 1993-December 1994) and                          charitable organizations.
                           Chairman and Chief Executive Officer
                           of its wholly-owned subsidiary,
                           Allstate Insurance Company
                           (July 1989-December 1994).

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                              POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       THE TRUSTS     SERVED*
---------------------------- ------------- ------------
Dr. Manuel H. Johnson (54)   Trustee       Since July
c/o Johnson Smick                          1991
International, Inc.
2099 Pennsylvania Avenue
N.W.
Suite 950
Washington, D.C.

Joseph J. Kearns (61)        Trustee       Since July
PMB754                                     2003
23852 Pacific Coast
Highway
Malibu, CA

Michael E. Nugent (67)       Trustee       Since July
c/o Triumph Capital, L.P.                  1991
445 Park Avenue
New York, NY

Fergus Reid (71)             Trustee       Since July
85 Charles Colman Blvd.                    2003
Pawling, NY



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS**                BY TRUSTEE            BY TRUSTEE
---------------------------- ----------------------------------------- -------------- ----------------------------
Dr. Manuel H. Johnson (54)   Chairman of the Audit Committee                 216      Director of NVR, Inc.
c/o Johnson Smick            and Director or Trustee of the Retail                    (home construction);
International, Inc.          Funds and TCW/DW Term Trust 2003                         Chairman and Trustee of
2099 Pennsylvania Avenue     (since July 1991) and the Institutional                  the Financial Accounting
N.W.                         Funds (since July 2003); Senior                          Foundation (oversight
Suite 950                    Partner, Johnson Smick International,                    organization of the
Washington, D.C.             Inc., a consulting firm; Co- Chairman                    Financial Accounting
                             and a founder of the Group of Seven                      Standards Board);
                             Council (G7C), an international                          Director of RBS
                             economic commission; formerly Vice                       Greenwich Capital
                             Chairman of the Board of Governors                       Holdings (financial holding
                             of the Federal Reserve System and                        company).
                             Assistant Secretary of the U.S.
                             Treasury.

Joseph J. Kearns (61)        Deputy Chairman of the Audit                    217      Director of Electro Rent
PMB754                       Committee and Director or Trustee of                     Corporation (equipment
23852 Pacific Coast          the Retail Funds and TCW/DW Term                         leasing), The Ford Family
Highway                      Trust 2003 (since July 2003) and                         Foundation, and the
Malibu, CA                   the Institutional Funds (since                           UCLA Foundation.
                             August 1994); previously Chairman
                             of the Audit Committee of the
                             Institutional Funds (October 2001-
                             July 2003); President, Kearns &
                             Associates LLC (investment
                             consulting); formerly CFO of the
                             J. Paul Getty Trust.

Michael E. Nugent (67)       Chairman of the Insurance Committee             216      Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the Retail                    business organizations.
445 Park Avenue              Funds and TCW/DW Term Trust 2003
New York, NY                 (since July 1991) and the Institutional
                             Funds (since July 2001); General
                             Partner of Triumph Capital, L.P., a
                             private investment partnership;
                             formerly Vice President, Bankers
                             Trust Company and BT Capital
                             Corporation (1984-1988).

Fergus Reid (71)             Chairman of the Governance                      217      Trustee and Director of
85 Charles Colman Blvd.      Committee and Director or Trustee of                     certain investment
Pawling, NY                  the Retail Funds and TCW/DW Term                         companies in the
                             Trust 2003 (since July 2003) and the                     JPMorgan Funds complex
                             Institutional Funds (since June 1992);                   managed by JP Morgan
                             Chairman of Lumelite Plastics                            Investment Management
                             Corporation.                                             Inc.

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

INTERESTED TRUSTEES

                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         THE TRUSTS     SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (70)    Chairman of   Since July
c/o Morgan Stanley Trust       the Board     1991
Harborside Financial Center,   and Trustee
Plaza Two,
Jersey City, NJ

James F. Higgins (55)          Trustee       Since June
c/o Morgan Stanley Trust                     2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (60)         Trustee       Since
1585 Broadway                                April 1994
New York, NY



                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                              FUND
                                                                             COMPLEX
   NAME, AGE AND ADDRESS OF          PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS**                BY TRUSTEE             BY TRUSTEE
------------------------------ ----------------------------------------- -------------- -----------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or Trustee of             216      None
c/o Morgan Stanley Trust       the Retail Funds and TCW/DW Term
Harborside Financial Center,   Trust 2003 (since July 1991) and the
Plaza Two,                     Institutional Funds (since July 2003);
Jersey City, NJ                formerly Chief Executive Officer of
                               the Retail Funds and the TCW/DW
                               Term Trust 2003 (until
                               September 2002).

James F. Higgins (55)          Director or Trustee of the Retail               216      Director of AXA
c/o Morgan Stanley Trust       Funds and TCW/DW Term Trust 2003                         Financial, Inc. and The
Harborside Financial Center,   (since June 2000) and the Institutional                  Equitable Life Assurance
Plaza Two,                     Funds (since July 2003); Senior                          Society of the United
Jersey City, NJ                Advisor of Morgan Stanley (since                         States (financial services).
                               August 2000); Director of the
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley
                               (May 1999-August 2000), and
                               President and Chief Operating Officer
                               of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

Philip J. Purcell (60)         Director or Trustee of the Retail               216      Director of American
1585 Broadway                  Funds and TCW/DW Term Trust 2003                         Airlines Inc. and its parent
New York, NY                   (since April 1994) and the                               company, AMR
                               Institutional Funds (since July 2003);                   Corporation.
                               Chairman of the Board of Directors
                               and Chief Executive Officer of
                               Morgan Stanley and Morgan Stanley
                               DW Inc.; Director of the Distributor;
                               Chairman of the Board of Directors
                               and Chief Executive Officer of Novus
                               Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley
                               subsidiaries.

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

OFFICERS OF THE TRUSTS


                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH             LENGTH OF
      EXECUTIVE OFFICER             THE TRUSTS           TIME SERVED*
----------------------------- --------------------- ---------------------
Mitchell M. Merin (50)        President             Since May 1999
1221 Avenue of the Americas
New York, NY

Barry Fink (48)               Vice President and    Since February 1997
1221 Avenue of the Americas   General Counsel
New York, NY

Ronald E. Robison (64)        Executive Vice        Since April 2003
1221 Avenue of the Americas   President and
New York, NY                  Principal Executive
                              Officer

Joseph J. McAlinden (60)      Vice President        Since July 1995
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------- ---------------------------------------------------------------
Mitchell M. Merin (50)        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Investment Management Inc.; President, Director and Chief
New York, NY                  Executive Officer of the Investment Manager and Morgan
                              Stanley Services; Chairman, Chief Executive Officer and
                              Director of the Distributor; Chairman and Director of the
                              Transfer Agent; Director of various Morgan Stanley
                              subsidiaries; President of Morgan Stanley Investments LP
                              (since February 2003); President of the Institutional Funds
                              (since July 2003) and President of the Retail Funds and
                              TCW/DW Term Trust 2003 (since May 1999); Trustee (since
                              July 2003) and President (since December 2002) of the Van
                              Kampen Closed-End Funds; Trustee (since May 1999) and
                              President (since October 2002) of the Van Kampen
                              Open-End Funds.

Barry Fink (48)               General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas   (since December 2000) of Morgan Stanley Investment
New York, NY                  Management; Managing Director (since December 2000),
                              Secretary (since February 1997) and Director (since
                              July 1998) of the Investment Manager and Morgan Stanley
                              Services; Assistant Secretary of Morgan Stanley DW; Chief
                              Legal Officer of Morgan Stanley Investments LP (since
                              July 2002); Vice President of the Institutional Funds (since
                              July 2003); Vice President and Secretary of the Distributor;
                              previously Secretary of the Retail Funds (February 1997-
                              July 2003); previously Vice President and Assistant General
                              Counsel of the Investment Manager and Morgan Stanley
                              Services (February 1997-December 2001).

Ronald E. Robison (64)        Chief Global Operations Officer and Managing Director of
1221 Avenue of the Americas   Morgan Stanley Investment Management Inc.; Managing
New York, NY                  Director of Morgan Stanley & Co. Incorporated; Managing
                              Director of Morgan Stanley; Managing Director, Chief
                              Administrative Officer and Director of the Investment
                              Manager and Morgan Stanley Services; Chief Executive
                              Officer and Director of the Transfer Agent; Executive Vice
                              President and Principal Executive Officer of the Institutional
                              Funds (since July 2003) and the TCW/DW Term Trust 2003
                              (since April 2003); previously President of the Institutional
                              Funds (March 2001-July 2003) and Director of the
                              Institutional Funds (March 2001-July 2003).

Joseph J. McAlinden (60)      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas   Investment Manager, Morgan Stanley Investment
New York, NY                  Management Inc. and Morgan Stanley Investments LP;
                              Director of the Transfer Agent, Chief Investment Officer of
                              the Van Kampen Funds; Vice President of the Institutional
                              Funds (since July 2003) and the Retail Funds (since
                              July 1995).

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH             LENGTH OF
       EXECUTIVE OFFICER           THE TRUSTS           TIME SERVED*
------------------------------ ----------------- -------------------------
Stefanie V. Chang (36)         Vice President    Since July 2003
1221 Avenue of the Americas
New York, NY

Francis J. Smith (38)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and Chief
Harborside Financial Center,   Officer           Financial Officer since
Plaza Two,                                       September 2002
Jersey City, NJ

Thomas F. Caloia (57)          Vice President    Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (36)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ -------------------------------------------------------------
Stefanie V. Chang (36)         Executive Director of Morgan Stanley & Co. and Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and Vice President of
New York, NY                   the Institutional Funds (since December 1997) and the Retail
                               Funds (since July 2003); formerly practiced law with the
                               New York law firm of Rogers & Wells (now Clifford
                               Chance LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust       Stanley Services (since December 2001); previously Vice
Harborside Financial Center,   President of the Retail Funds (September 2002-
Plaza Two,                     July 2003); previously Vice President of the Investment
Jersey City, NJ                Manager and Morgan Stanley Services (August 2000-
                               November 2001) and Senior Manager at
                               PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust       Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,   Morgan Stanley Services; previously Treasurer of the Retail
Plaza Two,                     Funds (April 1989-July 2003); formerly First Vice President
Jersey City, NJ                of the Investment Manager, the Distributor and Morgan
                               Stanley Services.

Mary E. Mullin (36)            Vice President of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc.; Secretary of
New York, NY                   the Institutional Funds (since June 1999) and the Retail
                               Funds (since July 2003); formerly practiced law with the New
                               York law firms of McDermott, Will & Emery and Skadden,
                               Arps, Slate, Meagher & Flom LLP.

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.


     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trusts and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended July 31, 2003 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Trust during the calendar year ended July 31, 2003.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUSTS    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF JULY 31, 2003)                            (AS OF JULY 31, 2003)
------------------------ ------------------------------------------------- -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   none                                        over $100,000
Edwin J. Garn                                   none                                        over $100,000
Wayne E. Hedien                                 none                                        over $100,000
Dr. Manuel H. Johnson                           none                                        over $100,000
Joseph J. Kearns                                none                                        over $100,000
Michael E. Nugent                               none                                        over $100,000
Fergus Reid                                     none                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                          none                                        over $100,000
James F. Higgins                                none                                        over $100,000
Philip J. Purcell                               none                                        over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trusts, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Trusts.


THE INDEPENDENT TRUSTEES AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. Seven Trustees have no affiliation or business connection with Morgan Stanley Investment Advisors Inc. or any of its affiliated persons and do not own stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of each Trust's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange Corporate Governance Standards for audit committees. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003.

     The Board of the Retail Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/Committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Reid, Bozic and Garn. The Governance Committee was established on July 31, 2003 and therefore no meetings were held during the Trusts' fiscal year ended October 31, 2002.

     Finally, the Board of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Trusts. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien.

     The following chart sets forth the number of meetings of the Retail Board, the Audit Committee, the Committee of the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Trust during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Retail Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.


 NUMBER OF RETAIL BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR(1)


                                        COMMITTEE
                             RETAIL       OF THE
                            BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES   INSURANCE
                  FISCAL    TRUSTEES     TRUSTEES    COMMITTEE    COMMITTEE    COMMITTEE
NAME OF TRUST    YEAR-END   MEETINGS     MEETINGS     MEETINGS     MEETINGS    MEETINGS
--------------- ---------- ---------- ------------- ----------- ------------- ----------
IMT ........... 10/31/02       6           9             10          4             2
IMB ........... 10/31/02       6           9             10          4             2
IIM ........... 10/31/02       6           9             10          4             2
IIC ........... 10/31/02       6           9             10          4             2
IQI ........... 10/31/02       6           9             10          4             2
IQT ........... 10/31/02       6           9             10          4             2

----------
(1) The Governance Committee was established on July 31, 2003 and therefore no meetings were held during the Trusts' fiscal year ended October 31, 2002. The Derivatives Committee was eliminated as of July 31, 2003.

AUDIT COMMITTEE REPORT


     The Board of Trustees of each Trust has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached as an Appendix to this Proxy Statement.

     The Audit Committee of each Trust has reviewed and discussed the financial statements of each Trust with management as well as with Deloitte & Touche LLP, the independent auditors for each Trust. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Trust that each Trust's audited financial statements be included in each Trust's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.


                                      The Audit Committee

                                      Manuel H. Johnson (Chairman)
                                      Joseph J. Kearns (Deputy Chairman)
                                      Michael Bozic
                                      Edwin J. Garn
                                      Wayne E. Hedien
                                      Michael E. Nugent
                                      Fergus Reid

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS

     The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each Fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the Funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. As of July 31, 2003, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $59 million.

     As of the Record Date for these Meetings, the aggregate number of shares of each Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of each Trust's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES

     Effective August 1, 2003, each Independent Trustee will receive an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee will receive $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee will receive an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee will receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee will be paid by the Retail Funds and Institutional Funds, and will be allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Trusts paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trusts paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting

(except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Trusts. The Trusts also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trusts who are or have been employed by the Investment Manager or an affiliated company received no compensation or expense reimbursement from the Trusts for their services as Trustee. The Trusts pay Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following tables illustrate the compensation that the Trusts paid to its Trustees for the fiscal year ended October 31, 2002. Messrs. Kearns and Reid did not serve as Trustees of the Trusts during the Trusts' last fiscal year and therefore did not receive compensation from the Trusts for that period.


                            AGGREGATE COMPENSATION


NAME OF TRUSTEE                        IMT         IMB         IIM         IIC         IQI         IQT
---------------                        ---         ---         ---         ---         ---         ---
Michael Bozic ...................    $1,700      $1,700      $1,700      $1,700      $1,700      $1,700
Edwin J. Garn ...................     1,700       1,700       1,700       1,700       1,700       1,700
Wayne E. Hedien .................     1,700       1,700       1,700       1,700       1,700       1,700
Dr. Manuel H. Johnson ...........     2,450       2,450       2,450       2,450       2,450       2,450
Michael E. Nugent ...............     2,200       2,200       2,200       2,200       2,200       2,200
Charles A. Fiumefreddo ..........     1,630         373       2,021         902       2,416       1,296

     The following table illustrates the compensation paid to the Trusts' Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Fund Complex (consisting of 217 portfolios) that were in operation at December 31, 2002. None of the Trusts' Trustees received compensation from any of the Institutional Funds in the Fund Complex during the calendar year ended December 31, 2002, except for Messrs. Nugent, Kearns and Reid, who received compensation for services as Director/Trustee to 14 other registered funds (13 in the case of Mr. Nugent) (consisting of 91 portfolios) (90 in the case of Mr. Nugent) in the Fund Complex.


             CASH COMPENSATION FROM THE MORGAN STANLEY FUND COMPLEX

                                                           TOTAL CASH
                                                          COMPENSATION
                                                       FOR SERVICES TO THE
                                                         MORGAN STANLEY
NAME OF TRUSTEE                                           FUND COMPLEX
---------------                                           ------------
Michael Bozic .......................................       $159,650
Edwin J. Garn .......................................        159,650
Wayne E. Hedien .....................................        158,950
Dr. Manuel H. Johnson ...............................        226,063
Joseph J. Kearns* ...................................         95,500
Michael E. Nugent ...................................        296,475
Fergus Reid* ........................................         95,500
Charles A. Fiumefreddo ..............................        360,000

----------
* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid, in connection with a deferred fee arrangement pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

     As of December 31, 2002, 49 of the Morgan Stanley Retail Funds, including the Trusts, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following tables illustrate the retirement benefits accrued to the Trusts' Independent Trustees for the fiscal year ended June 30, 2003 and by the 49 Morgan Stanley Retail Funds (including the Trusts) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Trusts as of October 31, 2002 and from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Trustees of the Trusts during the Trusts' last fiscal year or during the last calendar year and therefore did not accrue any retirement benefits. Furthermore, as of the date of this Proxy Statement, Messrs. Kearns and Reid do not participate in the retirement program.


     RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY RETAIL FUNDS


                                                FOR ALL ADOPTING FUNDS
                                            -------------------------------
                                               ESTIMATED
                                            CREDITED YEARS       ESTIMATED
                                             OF SERVICE AT     PERCENTAGE OF
                                              RETIREMENT         ELIGIBLE
NAME OF INDEPENDENT TRUSTEE                  (MAXIMUM 10)      COMPENSATION
---------------------------                  ------------      ------------
Michael Bozic ..........................          10               60.44%
Edwin J. Garn ..........................          10               60.44
Wayne E. Hedien ........................           9               51.37
Dr. Manuel H. Johnson ..................          10               60.44
Michael E. Nugent ......................          10               60.44

----------
1 An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

                                                    RETIREMENT BENEFITS ACCRUED AS EXPENSES
                                  ---------------------------------------------------------------------------
                                                                                                   BY ALL
NAME OF INDEPENDENT TRUSTEES        IMT       IMB       IIM       IIC       IQI       IQT      ADOPTING FUNDS
-------------------------------   -------   -------   -------   -------   -------   -------   ---------------
Michael Bozic .................    $379      $381      $379      $381      $381      $379         $18,457
Edwin J. Garn .................     662       673       662       673       673       662          23,881
Wayne E. Hedien ...............     716       722       722       722       722       716          34,473
Dr. Manuel H. Johnson .........     412       413       411       413       413       412          19,803
Michael E. Nugent .............     744       748       743       748       748       744          32,362


                                                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT(2)
                                  ---------------------------------------------------------------------------------
                                                                                                        FROM ALL
NAME OF INDEPENDENT TRUSTEES         IMT        IMB        IIM        IIC        IQI        IQT      ADOPTING FUNDS
-------------------------------   --------   --------   --------   --------   --------   --------   ---------------
Michael Bozic .................    $  937     $  937     $  937     $  937     $  937     $  937        $47,838
Edwin J. Garn .................       950        950        950        950        950        950         47,878
Wayne E. Hedien ...............       801        801        801        801        801        801         40,842
Dr. Manuel H. Johnson .........     1,390      1,390      1,390      1,390      1,390      1,390         70,050
Michael E. Nugent .............     1,239      1,239      1,239      1,239      1,239      1,239         62,646

----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 15.


     THE BOARD OF TRUSTEES OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER

     Morgan Stanley Investment Advisors Inc. serves as each Trust's investment manager pursuant to respective investment management agreements. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described above in the paragraph under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analyses, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

                       FEES PAID TO INDEPENDENT AUDITORS


AUDIT FEES PAID BY THE TRUSTS

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of IMT, IMB, IIM, IIC, IQI and IQT for their respective fiscal years ended October 31, 2002 were $26,500, $26,500, $26,500, $26,500, $24,380, and $24,380,
respectively.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche LLP to the Trusts, the investment advisor, or affiliated entities that provide services to the Trust during their most recent fiscal years ended, relating to financial information systems design and implementation.


ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Trusts, the investment advisor and to affiliated entities that provided services to the Trusts amounted to $3.4 million, of which approximately $2.3 million related to fees for attestation services such as comfort letters and consents related to SEC and other registration statements, agreed upon procedures and consultation on accounting standards and approximately $1 million related to fees for services such as tax and regulatory consultation, tax return preparation and compliance and approximately $610,000 related to services for improving business and operational processes.

     The Audit Committee of each of the Trusts considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.


                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Trust is not obtained at the Meeting of any Trust, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Trust to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-votes" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Trust for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.


                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of IMT, IMB, IIM, IIC, IQI and IQT must be received, as set forth in each Trust's previous proxy statement, but no later than May 20, 2004 for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH TRUST'S MOST RECENT ANNUAL REPORT FOR THE TRUST'S MOST RECENT FISCAL YEAR END, AND, THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN PREVIOUSLY SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, 2ND FLOOR, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).


                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Trusts, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trusts, and certain of those individuals are compensated for performing services relating to the Trusts and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management of the Trusts knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                      By Order of the Board of Trustees


                                                    BARRY FINK
                                                    Secretary

                 (This page has been left blank intentionally.)

                                                                        APPENDIX


                                    CHARTER
                                    OF THE
                                AUDIT COMMITTEE
                                    OF THE
                 MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                          AS ADOPTED ON JULY 31, 2003

     The Board of Directors/Trustees of the investment companies advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP listed on the attached Exhibit 1 (each a "Fund" and, collectively, the "Funds") has adopted and approved this charter for the audit committee of the Board of each Fund (the "Audit Committee").

1. Structure And Membership of the Audit Committee

     1.01.  Independent Directors and Trustees

     Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard
303.01 (2) and (3); (b) is a "disinterested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards.

     1.02.  Financially Literate

     Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment.

     1.03.  Audit Committee Financial Expert

     The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert," as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

2.  Auditor Independence

     An independent public accounting firm may serve as a Fund's auditor (the "Auditor") only if it complies with all of the following independence requirements, subject to such exceptions, not prohibited by law, as the Audit Committee may allow.

     2.01.  Independence Certification

       (a) The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and Independence Standards Board Standard No. 1, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund's other service providers.

     2.02.  Employment Relationships

       (a) "Cooling Off" Period

     The lead partner, the concurring partner, and any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for a Fund, may not accept a financial reporting oversight role with any entity in the Fund Complex within one year after the commencement of audit procedures for a Fund.

     (b) Definitions

      o "audit engagement team" means all partners, principals, shareholders and professional employees participating in an audit, review, or attestation engagement for any of the Funds, including audit partners and all persons who consult with members of the team during the engagement regarding technical or industry-specific issues, transactions or events.

      o "audit partner" means a partner of the Auditor who is a member of the audit engagement team and has responsibility for decision-making on significant audit, accounting and reporting matters that affect the financial statements of a Fund or who maintains regular contact with the Funds' management and the Audit Committee.

      o "financial reporting oversight role" means a role in which a person is in a position to, or does, exercise influence over the contents of the financial statements of any of the Funds or anyone who prepares them.

      o "Fund Complex" includes the Funds, their investment advisor and persons controlling, controlled by, or under common control with, the investment adviser.

     2.03.  Partner Rotation

     The lead partner and the concurring partner of the Auditor may not perform any audit, review or attest services for a Fund after five consecutive years of service for any entity in the Fund Complex and, after rotating out, may not again provide audit services for any Fund until a "time-out" period of five more years has elapsed.

     Other audit partners are required to rotate out after seven years of consecutive service for any entity in the Fund Complex and may not return until after a two-year time-out period.

     2.04.  Compensation for Sales Activities

     No audit partner, other than a specialty partner, of the Auditor may receive compensation at any point during the engagement period based on the procurement of engagements with any entity in the Fund Complex to provide any products or services other than audit, review or attest services.

     2.05.  Prohibited Non-Audit Services

     Neither the Auditor nor any person associated with the Auditor may provide any of the following non-audit services to any of the Funds:

    o bookkeeping or other services relating to the accounting records or financial statements of a Fund;

    o  financial information systems design and implementation;

    o appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

    o  actuarial services;

    o  internal audit outsourcing services;

    o  management functions or human resources;

    o  broker or dealer, investment adviser, or investment banking services;

    o  legal and expert services unrelated to the audit;

    o any other service that the Public Company Accounting Oversight Board (the "PCAOB") determines, by regulation, is impermissible.

3.  Registration with PCAOB

     The Auditor must be registered with the PCAOB or become registered when the PCAOB is prepared to accept registrations.

4. Regulatory Action

     Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.  Duties and Powers of Audit Committee

     5.01.  The Audit Committee shall have the duty and power to:

       o make recommendations to the Board regarding selection of the Auditor;

       o   oversee and evaluate the work of the Auditor;

       o   require the Auditor to report directly to the Audit Committee;

       o determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

       o pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the "S-O Act") and rules promulgated by the Securities and Exchange Commission (the "SEC") under the S-O Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee's responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934 (the "Exchange Act")); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by SEC rules, as construed by the Boards' independent counsel;

       o consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, is compatible with maintaining the Auditor's independence;

       o review the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

       o require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund's financial statements with the SEC, the Auditor shall provide an update of any changes;

       o review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund's financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

       o review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

       o review and discuss the Fund's audited financial statements with Fund management;

       o review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund's annual report;

       o to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund's proxy statement;

       o review legal and regulatory matters presented by counsel and the Fund's independent accountants that may have a material impact on the Fund's financial statements;

       o consider with the Auditor their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

       o receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

       o establish procedures for the receipt, retention and treatment of complaints received by a Fund regarding accounting, internal accounting controls or auditing matters;

       o establish procedures for the confidential, anonymous submission by employees and officers of Funds of concerns regarding any questionable accounting or audit matter (with such procedures to be established upon the SEC's promulgation of final rules governing such procedures pursuant to the S-O Act);

       o establish procedures for the resolution of disagreements between management of a Fund and the Fund's Auditor regarding financial reporting;

       o require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund;

       o report its actions to the Boards of Directors/Trustees of the Funds, make and keep minutes of its meetings and provide copies thereof to the Boards;

       o perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, the Fund's By-laws, or the Fund's partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

     5.02.  Authority to Engage Independent Counsel and Advisers

     The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent directors/trustees, and other advisers, as it determines to be necessary to carry out its duties; and
(b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

     5.03.  Scope of Audit Committee Responsibility

     In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

     Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of the Fund's financial statements and is ultimately accountable to the Audit Committee.

6.  Meetings of the Audit Committee

     The Audit Committee shall meet at least twice each calendar year, including to approve the scope of the proposed audit of a Fund's financial statements by the Auditors and to review the report of the Auditors following such audit. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.  Review of Charter

       (a) The Audit Committee shall review and assess the adequacy of this Charter annually.

       (b) Any changes to this Charter must be recommended by the Audit Committee and approved by the Board.

                                AUDIT COMMITTEE
                         AUDIT AND NON-AUDIT SERVICES
                      PRE-APPROVAL POLICY AND PROCEDURES
                                    OF THE
                 MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS


                           AS ADOPTED JULY 31, 2003(1)


1. STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.


----------
1 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and
  Procedures (the "Policy"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

2. DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting


3. AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


4. AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


5. TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


6. ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).


7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.


8. PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.


9. ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10. COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management
Morgan Stanley Investments LP
Van Kampen Asset Management Inc.
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.
Morgan Stanley Investments LP
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                      PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE AND INTERNET
                                      VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                      CAN HELP MINIMIZE FUND EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE
                                      IT AT HAND.

                                      2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                      WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                      3. ENTER YOUR 14 DIGIT CONTROL NUMBER
                                      FROM YOUR PROXY CARD.

                                      4. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      5. DO NOT MAIL YOUR PROXY CARD WHEN
                                      YOU VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.




PROXY              MORGAN STANLEY INSURED MUNICIPAL TRUST                 PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on October 29, 2003 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated September 9, 2003 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 99999 999 999
                            ----------------------------------------------------


                            NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date                                  13482_MEC_A-D


                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                    MORGAN STANLEY INSURED MUNICIPAL TRUST







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.


YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


1. Election of Trustees:


                                                                                    FOR ALL
                                                                   FOR   WITHHOLD   EXCEPT
  01. Wayne E. Hedien    02. Joseph J. Kearns   03. Fergus Reid    [ ]      [ ]       [ ]

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:


----------------------------------------



   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                    MORGAN STANLEY INSURED MUNICIPAL TRUST




                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY




                  Please detach at perforation before mailing.




TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.


YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


1. Election of Trustees:


                                            FOR          WITHHOLD
  01. Manuel H. Johnson                     [ ]             [ ]



   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                      PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE AND INTERNET
                                      VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                      CAN HELP MINIMIZE FUND EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE
                                      IT AT HAND.

                                      2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                      WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                      3. ENTER YOUR 14 DIGIT CONTROL NUMBER
                                      FROM YOUR PROXY CARD.

                                      4. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      5. DO NOT MAIL YOUR PROXY CARD WHEN
                                      YOU VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.





PROXY              MORGAN STANLEY INSURED MUNICIPAL BOND TRUST             PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on October 29, 2003 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated September 9, 2003 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 99999 999 999
                            ----------------------------------------------------


                            NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date                                   13482_MEC_A-D


                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                  MORGAN STANLEY INSURED MUNICIPAL BOND TRUST







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.


YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


1. Election of Trustees:


                                                                                            FOR ALL
                                                                         FOR    WITHHOLD    EXCEPT
  01. Joseph J. Kearns     02. Fergus Reid         03. Edwin J. Garn     [ ]       [ ]        [ ]
  04. Michael E. Nugent    05. Philip J. Purcell

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:


----------------------------------------




   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR
                                      PROXY ON THE PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE AND INTERNET
                                      VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                      CAN HELP MINIMIZE FUND EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE
                                      IT AT HAND.

                                      2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                      WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                      3. ENTER YOUR 14 DIGIT CONTROL NUMBER
                                      FROM YOUR PROXY CARD.

                                      4. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      5. DO NOT MAIL YOUR PROXY CARD WHEN
                                      YOU VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.






PROXY              MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST           PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on October 29, 2003 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated September 9, 2003 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 99999 999 999
                            ----------------------------------------------------


                            NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date                                   13482_MEC_A-D


                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                 MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.


YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


1. Election of Trustees:


                                                                                            FOR ALL
                                                                         FOR    WITHHOLD    EXCEPT
  01. Joseph J. Kearns     02. Fergus Reid         03. Edwin J. Garn     [ ]       [ ]        [ ]
  04. Michael E. Nugent    05. Philip J. Purcell

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:


----------------------------------------


   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR
                                      PROXY ON THE PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE AND INTERNET
                                      VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                      CAN HELP MINIMIZE FUND EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE
                                      IT AT HAND.

                                      2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                      WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                      3. ENTER YOUR 14 DIGIT CONTROL NUMBER
                                      FROM YOUR PROXY CARD.

                                      4. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      5. DO NOT MAIL YOUR PROXY CARD WHEN
                                      YOU VOTE BY PHONE OR INTERNET.





                  Please detach at perforation before mailing.






PROXY       MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST      PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on October 29, 2003 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated September 9, 2003 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 99999 999 999
                            ----------------------------------------------------


                            NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date                                   13482_MEC_A-D


                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




           MORGAN STANLEY CALIFORNIA INSURED MUNICIPAL INCOME TRUST







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.


YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: -


1. Election of Trustees:


                                                                                            FOR ALL
                                                                         FOR    WITHHOLD    EXCEPT
  01. Joseph J. Kearns     02. Fergus Reid         03. Edwin J. Garn    [ ]       [ ]        [ ]
  04. Michael E. Nugent    05. Philip J. Purcell

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:


----------------------------------------



   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR
                                      PROXY ON THE PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE AND INTERNET
                                      VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                      CAN HELP MINIMIZE FUND EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE
                                      IT AT HAND.

                                      2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                      WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                      3. ENTER YOUR 14 DIGIT CONTROL NUMBER
                                      FROM YOUR PROXY CARD.

                                      4. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      5. DO NOT MAIL YOUR PROXY CARD WHEN
                                      YOU VOTE BY PHONE OR INTERNET.





                  Please detach at perforation before mailing.






PROXY              MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST           PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on October 29, 2003 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated September 9, 2003 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 99999 999 999
                            ----------------------------------------------------


                            NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date                                   13482_MEC_A-D


                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                 MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.


YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


1. Election of Trustees:


                                                                                    FOR ALL
                                                                   FOR   WITHHOLD   EXCEPT
  01. Wayne E. Hedien    02. Joseph J. Kearns   03. Fergus Reid   [ ]      [ ]       [ ]

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:


----------------------------------------


   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




                 MORGAN STANLEY QUALITY MUNICIPAL INCOME TRUST







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.


YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


1. Election of Trustees:


                             FOR     WITHHOLD
  01. Manuel H. Johnson     [ ]        [ ]



   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT



                                      YOUR PROXY VOTE IS IMPORTANT!

                                      AND NOW YOU CAN VOTE YOUR
                                      PROXY ON THE PHONE OR THE INTERNET.

                                      IT SAVES MONEY! TELEPHONE AND INTERNET
                                      VOTING SAVES POSTAGE COSTS. SAVINGS WHICH
                                      CAN HELP MINIMIZE FUND EXPENSES.

                                      IT SAVES TIME! TELEPHONE AND INTERNET
                                      VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                      IT'S EASY! JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE
                                      IT AT HAND.

                                      2. CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                      WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                      3. ENTER YOUR 14 DIGIT CONTROL NUMBER
                                      FROM YOUR PROXY CARD.

                                      4. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      5. DO NOT MAIL YOUR PROXY CARD WHEN
                                      YOU VOTE BY PHONE OR INTERNET.




                  Please detach at perforation before mailing.






PROXY              MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST       PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 29, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on October 29, 2003 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Annual Meeting dated September 9, 2003 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            ----------------------------------------------------
                            CONTROL NUMBER: 999 99999 999 999
                            ----------------------------------------------------


                            NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date                                   13482_MEC_A-D


                           (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.


YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


1. Election of Trustees:


                                                                                    FOR ALL
                                                                   FOR   WITHHOLD   EXCEPT
  01. Wayne E. Hedien    02. Joseph J. Kearns   03. Fergus Reid    [ ]      [ ]       [ ]

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:


----------------------------------------


   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT




               MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST







                       PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY





                  Please detach at perforation before mailing.






TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.


YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


1. Election of Trustees:


                             FOR     WITHHOLD
  01. Manuel H. Johnson      [ ]        [ ]

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

-------------------------------------------------------------------------------
MORGAN STANLEY FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Vote Your Proxy Here" link on the website https://vote.proxy-direct.com.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-597-7836.
     3. Enter the 14-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------